Exhibit 10.2

NOTE: CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT AND REPLACED BY [*]. A COMPLETE COPY OF THIS DOCUMENT INCLUDING THE CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT

TO

DISTRIBUTION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT TO DISTRIBUTION AND LICENSE AGREEMENT (the “Amendment”) is made and entered into on the 1st day of July, 2004 (the “Effective Date”), by and between NPS Allelix Corp. (“Licensor”), and Nycomed Danmark ApS (“Licensee”). Licensor and Licensee are referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Licensor and Licensee have previously entered into a Distribution and License Agreement dated April 20, 2004 (the “Agreement”); and

WHEREAS, Licensor and Licensee now desire to amend certain provisions of the Agreement as provided for herein.

NOW THEREFORE, In consideration of the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENT

1.1 Section 15.1 of the Agreement, entitled Technology Fee, is hereby amended and restated in its entirety as follows:

15.1 Technology Fee. In consideration of the rights granted by Licensor to Licensee in Section 2.1 of this Agreement, Licensee agrees to pay to Licensor as a Technology Fee up to €[*] payable as follows:

15.1.1 Between €[*]and €[*]upon submission of an MAA to EMEA by Nycomed provided, that Licensor has provided Licensee with any and all Product data and documentation pursuant to Sections 5.1.2(a) and 5.1.2(b). [*]. The exact amount of such payment shall be determined as provided for in Section 15.1.6 below.

15.1.2 Between €[*] and €[*]upon receipt of MA from EMEA. In the event that EMEA should require additional documentation, Licensor shall be obliged to provide such additional documentation without any delay. [*]

15.1.3 Between €[*] and €[*] upon receipt of approval for reimbursement in Germany, United Kingdom, France, Italy and Spain. Such amount to be paid on a pro rata basis as reimbursement approval is obtained in each of the listed countries, in accordance with Amended Schedule 15.1.3 attached to this Amendment. The exact amount of such payment shall be determined as provided for in Section 15.1.6 below.

15.1.4 Between €[*] and €[*] upon reaching cumulative Net Sales of €[*]of Product in the Territory. The exact amount of such payment shall be determined as provided for in Section 15.1.6 below.

15.1.5 Between €[*] and €[*] when the aggregated Net Sales of Product in the Territory for a calendar year first reach €[*]. The exact amount of any such payment shall be determined at the time such payment is payable and shall be equal to the sum obtained by subtracting from €[*] the total amount of milestones payable under Sections 15.1.1, 15.1.2, 15.1.3, and 15.1.4 above

15.1.6 The actual amount of each Technology Fee payment provided for in each of Sections 15.1.1, 15.1.2, 15.1.3, and 15.1.4 shall be determined according to Schedule 15.1.6 to this Amendment and shall be based on the average closing stock price for shares of Licensor common stock as reported on the Nasdaq Stock Market for all trading days in the [*] quarter of calendar year [*].

15.1.7 The Technology Fees will be recognized as revenue by Licensor when received, to the extent permitted by generally accepted accounting principles as an off set against expenses incurred and services rendered to date by Licensor in the development of the Product in the Territory, including clinical, regulatory and pre-marketing expenses.

1.2 All capitalized terms used in this Amendment, unless otherwise provided for herein, shall have the meaning ascribed to such terms in the Agreement.

2.	GENERAL PROVISIONS

2.1 All other terms of the Agreement, to the extent not amended by this Amendment, remain in full force and effect.

2.2 This Amendment may be executed by the Parties in one or more counterparts all of which together will constitute this Amendment. If this Amendment is executed in counterparts, no signatory hereto will be bound until both Parties have duly executed a counterpart of this Amendment.

The Parties have caused this Amendment to be executed as of the Effective Date by signature of their duly authorized representatives.

NPS ALLELIX CORP.		NYCOMED DANMARK APS

By:	/s/ Gerard Michel	By:	/s/ Håkan Björklund
	Gerard Michel		Håkan Björklund
Title:	CFO, Vice President Business Development	Title:	CEO, Nycomed Group

Exhibit 10.2

AMENDED SCHEDULE 15.1.3

TO THE

FIRST AMENDMENT

TO

DEVELOPMENT AND LICENSE AGREEMENT

BETWEEN

NPS ALLELIX CORP.

AND

NYCOMED DANMARK APS

EFFECTIVE JULY 1, 2004

ALLOCATION OF MILESTONE PAYMENTS

[*]

Exhibit 10.2

SCHEDULE 15.1.6

TO THE

FIRST AMENDMENT

TO

DEVELOPMENT AND LICENSE AGREEMENT

BETWEEN

NPS ALLELIX CORP.

AND

NYCOMED DANMARK APS

EFFECTIVE JULY 1, 2004

[*]